Exhibit 99.2

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of April 30, 2017, by and among WAVE SYSTEMS CORP., a Delaware corporation (“Parent”), JAZZ MERGERSUB, INC., a Delaware corporation and wholly owned subsidiary of Parent (“Acquisition Sub”), and certain stockholders of JIVE SOFTWARE, INC., a Delaware corporation (the “Company”), listed on Annex A (each, a “Stockholder”), each an owner of Company Common Stock.

W I T N E S S E T H:

WHEREAS, as of the date hereof, each Stockholder on Annex A is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company Common Stock, Company Options and Company RSUs set forth opposite such Stockholder’s name (all such Company Common Stock, Company Options and Company RSUs that are outstanding as of the date hereof, together with any Company Common Stock, Company Options and Company RSUs that are hereafter issued to or otherwise directly or indirectly acquired or beneficially owned by such Stockholder prior to the termination of this Agreement, including pursuant to any purchase right under the Company ESPP, exercise of Company Options or any settlement of Company RSUs, acquisition by purchase, or stock dividend, distribution, split-up, recapitalization, combination or similar transaction, collectively, the “Subject Securities”);

WHEREAS, Parent, Acquisition Sub and the Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”) which provides, among other things, for Acquisition Sub to commence a tender offer (the “Offer”) for all of the issued and outstanding shares of Company Common Stock and following the consummation of the Offer, the merger of Acquisition Sub with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement, and the other definitional and interpretative provisions set forth in 8.2 of the Merger Agreement shall apply hereto as if such provisions were set forth herein; and

WHEREAS, as a condition to the willingness of Parent and Acquisition Sub to enter into the Merger Agreement and as an inducement in consideration therefor, each Stockholder has agreed to enter into this Agreement and tender and vote such Stockholder’s Subject Securities (as defined below) as described herein.

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a)    “Contract” means any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligations of any kind, including, any voting agreement, proxy arrangement, pledge agreement, stockholder agreement or voting trust, to which such Stockholder is a party or by which the Subject Securities are bound.

(b)    “Lien” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, claim, option, right of first refusal, preemptive right, community property interest or restriction of any nature, including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset (other than as created by this Agreement or restrictions on transfer under the Securities Act).

(c)    Such Stockholder is deemed to “own” or to have acquired “ownership” of a security if such Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(d)    “Termination Date” means the earliest of (i) the date upon which the Merger Agreement is validly terminated in accordance with Section 7.1 of the Merger Agreement, (ii) the Effective Time, (iii) the date of entry, without the prior written consent of such Stockholder, into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that reduces the amount, changes the form of, or otherwise reduces the consideration payable to such Stockholder under the Merger Agreement as in effect on the date hereof and (iv) the mutual written consent of Parent, Acquisition Sub and Stockholders holding a majority of the Subject Securities.

(e)     “Support Period” means the period commencing on (and including) the date of this Agreement and ending on (and including) the Termination Date.

(f)    A Person is deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent or Acquisition Sub; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, Lien of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent or Acquisition Sub; or (iii) reduces such Person’s beneficial ownership of or interest in such security.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1    Restriction on Transfer of Subject Securities. During the Support Period, such Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected. Without limiting the generality of the foregoing, during the Support Period, such Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer other than the Offer. Notwithstanding anything in this Agreement to the contrary, Stockholders shall be permitted to Transfer Subject Securities (i) to any of its Affiliates or any member of such Stockholder’s immediate family (i.e., spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild), (ii) to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, (iii) by will or operation of law, (iv) in connection with or for the purpose of personal tax-planning or estate-planning, (v) for charitable purposes or as charitable gifts or donations, (vi) pursuant to the terms of a 10b5-1 plan of such Stockholder that is in existence on the date hereof; provided, that a Transfer referred to in clause (i) through (vi) of this Section 2.1 shall be permitted only if the transferee agrees in writing to be bound by the terms of this Agreement. In addition, notwithstanding anything in this Agreement to the contrary, each Stockholder may make (A) with respect to such Stockholder’s Company Options, Transfers (or cancellations) of the underlying Subject Securities in payment of the exercise price of such Stockholder’s Company Options or (B) with respect to such Stockholder’s Company Options or Company RSUs, (x) Transfers (or cancellations) of the underlying Subject Securities in order to satisfy Taxes applicable to the exercise of such Stockholder’s Company Options, or (y) Transfers (or cancellations) of Subject Securities in order to satisfy Taxes applicable to the vesting or settlement of such Stockholder’s Company RSUs.

2.2    Restriction on Transfer of Voting Rights. During the Support Period, each Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities, in each case that would impair such Stockholder’s obligations under Section 4.

SECTION 3. TENDER OF SUBJECT SECURITIES

3.1    Tender of Subject Securities. Unless this Agreement shall have been terminated in accordance with its terms or the Offer expires or is terminated or withdrawn, in each case, in accordance with the terms of the Merger Agreement and the terms of the Offer and the Offer Documents, such Stockholder hereby agrees to tender the Subject Securities or cause such Stockholder’s Subject Securities to be tendered, free and clear of all Liens, into the Offer promptly following, and in any event no later than the tenth (10th) business day following the commencement of the Offer and the Offer Documents being made publicly available on the SEC’s EDGAR database. Without limiting the generality of the foregoing, such Stockholder shall (a) deliver pursuant to the terms of the Offer (i) a letter of transmittal with respect to such Stockholder’s Subject Securities complying with the terms of the Offer and the Offer Documents, (ii) a certificate (or affidavits of loss in lieu thereof and such other documentation that may be reasonably requested by the Payment Agent) representing such Subject Securities or an “agent’s message” (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) in the case of Uncertificated Shares, and (iii) all other documents or instruments required to be delivered by stockholders of the Company pursuant to the terms of the Offer and the Offer Documents or (b) instruct such Stockholder’s broker or such other Person that is the holder of record of any Subject Securities beneficially owned by such Stockholder to tender such Subject Securities pursuant to and in accordance with clause (a) of this Section 3.1 and the terms of the Offer and the Offer Documents. If such Stockholder acquires Subject Securities after the deadline in the immediately preceding sentence, unless this Agreement shall have been terminated in accordance with its terms or the Offer expires or is terminated or withdrawn, in each case, in accordance with the terms of the Merger Agreement, such Stockholder shall promptly tender (and no later than the Expiration Date) or cause to be tendered such Subject Securities. Unless this Agreement shall have been terminated in accordance with its terms or the Offer expires or is terminated or withdrawn, in each case, in accordance with the terms of the Merger Agreement, such Stockholder will not withdraw the Subject Securities, or cause the Subject Securities to be withdrawn, from the Offer at any time. For purposes of this Section 3.1, Subject Securities shall not include any Company Options that are not exercised or Company RSUs that do not settle during the Support Period.

3.2    Return of Subject Securities. If (a) the Offer is terminated or withdrawn by Parent and Acquisition Sub or (b) this Agreement is terminated prior to the purchase of the Subject Securities in the Offer, Parent and Acquisition Sub shall promptly return, and shall cause any depository acting on behalf of Parent and Acquisition Sub to return, all Subject Securities tendered by such Stockholder in the Offer to such Stockholder.

SECTION 4. VOTING OF SHARES

4.1    Voting of Shares. For so long as Stockholder is obligated to tender any Subject Securities in accordance with Section 3.1 and such Subject Securities have not been returned to Stockholder in accordance with Section 3.2, each Stockholder hereby irrevocably and unconditionally agrees that, during the Support Period, at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in any action by written consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall cause the Subject Securities (other than Company Options that are not exercised or Company RSUs that do not settle during the Support Period) to be voted:

(a)    if any vote is required by the Company’s stockholders pursuant to the DGCL, in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof; and (ii) each of the other transactions contemplated thereby;

(b)    against any action or agreement that would reasonably be expected to (i) result in a breach of Section 5.2 of the Merger Agreement or (ii) result in any condition set forth in Section 2.3 of the Merger Agreement not to be satisfied in a timely manner; and

(c)    against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement) any Acquisition Proposal.

4.2    Retention of Voting Power. During the Support Period, each Stockholder shall not enter into any agreement or understanding with any Peron to vote or give instructions in a manner inconsistent with clauses “(a)”, “(b)” or “(c)” of the preceding sentence. Such Stockholder shall retain at all times the right to vote all Subject Securities in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 4 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

4.3    Irrevocable Proxy. In order to secure the performance of such Stockholder’s obligations under this Agreement, by entering into this Agreement, such Stockholder hereby irrevocably grants a proxy appointing each executive officer of Acquisition Sub as such Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in its name, to vote, express consent or dissent, or otherwise to utilize such voting power to the full extent of such Stockholders’ voting rights with respect to all such Stockholders’ Subject Securities (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the DGCL) to vote, and to execute written consents with respect to, all such Stockholders’ Subject Securities solely on the matters described in Section 4.1. Such Stockholder hereby further affirms that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement and that such irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done pursuant to the terms hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL. Notwithstanding the foregoing, the proxy granted by such Stockholder pursuant to this Section 4.3 shall automatically terminate, without any notice or other action by any person, upon termination of this Agreement in accordance with its terms. Such Stockholder hereby revokes any and all previous proxies granted with respect to its Subject Securities with respect to the matters described in Section 4.1. Such Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein. Such proxy shall automatically terminate upon the valid termination of this Agreement in accordance with its terms. Parent may terminate this proxy with respect to a Stockholder at any time at its sole election by written notice provided to such Stockholder.

SECTION 5. WAIVER OF APPRAISAL RIGHTS

Such Stockholder hereby (a) irrevocably and unconditionally waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Company Common Stock, any rights of appraisal, any dissenters’ rights or any similar rights relating to the Merger that such Stockholder may have by virtue of, or with respect to, the Subject Securities and (b) agrees not to commence or join in, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Acquisition Sub, the Company or any of their respective successors (x) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (y) alleging breach of any fiduciary duty of any Person in connection with the negotiation and entry into the Merger Agreement.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Each Stockholder hereby represents and warrants (severally and not jointly) to each of Parent and Acquisition Sub as follows:

6.1    Authorization, etc. Such Stockholder has the authority and legal capacity to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly authorized (to the extent such Stockholder is not a natural person), executed and delivered by such Stockholder and, assuming due authorization, execution and delivery by Parent and Acquisition Sub, constitutes the legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to the Enforceability Limitations. If such Stockholder is not a natural person, limited liability company, partnership, limited partnership or corporation, in each case duly formed or organized (as applicable), validly existing and in good standing under the laws of the jurisdiction of its formation or organization (as applicable).

6.2    No Conflicts or Consents.

(a)    The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not: (i) conflict with or violate (A) any law, rule, regulation, order, decree or judgment applicable to such Stockholder or by which such Stockholder or any of such Stockholder’s properties is or may be bound or (B) if such Stockholder is not a natural person, the governing documents of such Stockholder; (ii) result in or constitute (with or without notice or lapse of time) any material breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Lien on any of the Subject Securities pursuant to any material Contract to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s Affiliates or properties is or may be bound or affected, other than, in the case of clause (ii), where any such conflict, violation, breach, default or right would not, individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of its obligations under this Agreement.

(b)    The execution and delivery of this Agreement by such Stockholder do not, and the performance of this Agreement by such Stockholder will not, require any filing with, nor any permit, authorization, consent or approval of, any Person, other than where the failure to make such filings or obtain such permits, authorizations, consents or approvals would not, individually or in the aggregate, prevent or delay the performance by such Stockholder of any of its obligations under this Agreement. No consent of, or registration, declaration or filing with, any Governmental Authority is required to be obtained or made by or with respect to such Stockholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than such reports under Sections 13(d) and 16 of the Exchange Act as may be required in connection with this Agreement or where the failure to obtain such consents or make such registrations, declarations or filings would not, individually or in the aggregate, prevent or materially delay the performance by such Stockholder of any of its obligations under this Agreement.

6.3    Title to Shares. Annex A attached hereto sets forth a complete and correct list of all Subject Securities (including the number of shares of Company Common Stock, Company Options and Company RSUs) held of record and beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Stockholder as of the date of this Agreement, and all such Subject Securities are held free and clear of any Liens.

6.4    Voting Power. Other than as provided in this Agreement, such Stockholder has full voting power with respect to the Subject Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Securities. None of such Stockholder’s Subject Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder.

6.5    Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including the Subject Securities) that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder in any material respect.

6.6    Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of such Stockholder, on behalf of such Stockholder.

6.7    Reliance. Such Stockholder and its Representatives have reviewed and understand the terms of this Agreement and the Merger Agreement, and such Stockholder has had the opportunity to consult with such Stockholder’s counsel in connection with this Agreement. Such Stockholder understands and acknowledges that Parent and Acquisition Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

SECTION 7. REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Each of Parent and Acquisition Sub hereby, jointly and severally, represents and warrants to such Stockholder as follows:

7.1    Organization. Parent is a corporation duly incorporated, validly existing and in good standing under Delaware Law, and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to be in good standing would not, individually or in the aggregate, prevent or materially delay the consummation by Parent or Acquisition Sub of the transactions contemplated hereby or the performance by Parent or Acquisition Sub of their respective covenants and obligations hereunder. Acquisition Sub is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware, and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets, except where the failure to be in good standing would not, individually or in the aggregate, prevent or materially delay the consummation by Parent or Acquisition Sub of the transactions contemplated hereby or the performance by Parent or Acquisition Sub of their respective covenants and obligations hereunder. Neither Parent nor Acquisition Sub is in violation of their respective certificates of incorporation or bylaw

7.2    Authorization, etc. Each of Parent and Acquisition Sub has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of Parent and Acquisition Sub and, assuming due authorization, execution and delivery by the Stockholders, constitutes the legal, valid and binding obligations of Parent and Acquisition Sub, enforceable against Parent and Acquisition Sub in accordance with its terms, subject to the Enforceability Limitations.

7.3    No Conflicts or Consents. The execution and delivery of this Agreement by Parent and Acquisition Sub do not, and the performance of this Agreement by Parent and Acquisition Sub will not: (a) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Parent and Acquisition Sub or by which Parent or Acquisition Sub or any of their respective properties is or may be bound, except for any conflict or violation which would not adversely affect in any material respect the ability of Parent or Acquisition Sub to perform its obligations hereunder or consummate the transactions contemplated hereby; (b) conflict with or violate the certificates of incorporation or bylaws of Parent or Acquisition Sub; or (c) require any filing with, nor any permit, authorization, consent or approval of, any Person or require any consent of, or registration, declaration or filing with, any Governmental Authority, other than (i) any applicable requirements of the Exchange Act, NASDAQ, and the DGCL, (ii) as required by Antitrust Law, (iii) as contemplated by the Merger Agreement (including schedules thereto), and (iv) where the failure to obtain such consents or approvals or to make such filings, would not, individually or in the aggregate, prevent or materially delay the performance by Parent or Acquisition Sub of any of their obligations under this Agreement.

SECTION 8. COVENANTS OF STOCKHOLDER

8.1    Stockholder Information. Such Stockholder hereby consents to and authorizes Parent and Acquisition Sub to publish and disclose in the Offer Documents, in addition to all other documents and schedules filed or furnished with the SEC, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary in connection with the Offer, the Merger and the other Transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Securities and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement. Such Stockholder acknowledges that Parent and Acquisition Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Authority. Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Stockholder shall become aware that any such information shall have become false or misleading in any material respect.

8.2    Further Assurances.

(a)    From time to time and without additional consideration, such Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements,

consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement and as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

(b)    Such Stockholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would restrict, limit or interfere in any material respect with the performance of any of such Stockholder’s obligations hereunder.

8.3    Stop Transfer Order. Such Stockholder further hereby agrees that it will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Securities, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, such Stockholder shall, and hereby does authorize the Company or its counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such shares).

8.4    [Reserved]

8.5    Public Announcement. Except as required by applicable Law (including without limitation the filing of a Schedule 13D with the SEC which may include this Agreement as an exhibit thereto), such Stockholder shall not issue any press release or make any public statement with respect to the transactions contemplated by this Agreement or the Merger Agreement without the approval of Parent.

8.6    Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company that affects the Subject Securities, the terms of this Agreement shall apply to the resulting securities.

SECTION 9. MISCELLANEOUS

9.1    Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements in this Agreement, and all rights and remedies with respect thereto, shall terminate at the Effective Time.

9.2    Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

9.3    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) four (4) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, or (c) immediately upon delivery by hand, by facsimile (with a written or electronic confirmation of delivery) or by e-mail (so long as a receipt with respect to such e-mail is requested and received) to (x) if to Parent or Acquisition Sub, in accordance with the provisions of the Merger Agreement and (y) if to a Stockholder, to such Stockholder’s address or e-mail address set forth on a signature page hereto, or to such other address or e-mail address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.

9.4    Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.5    Entire Agreement; Amendment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. No amendment or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by all parties. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent, Acquisition Sub and such Stockholder. No agreement, understanding or arrangement of any nature regarding the subject matter of this Agreement shall be deemed to exist between Parent, Acquisition Sub and such Stockholder unless and until this Agreement has been duly and validly executed on behalf of Parent, Acquisition Sub and such Stockholder.

9.6    Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Without limiting any of the restrictions set forth in in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement, expressed or implied, is intended to confer on any Person, other than the parties hereto, any rights or remedies of any nature.

9.7    Independence of Obligations. The covenants and obligations of such Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between such Stockholder, on the one hand, and the Acquisition Sub and Parent, on the other. The existence of any claim or cause of action by such Stockholder against the Acquisition Sub or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against such Stockholder. The obligations of each Stockholder under this Agreement are several and not joint, and no Stockholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Stockholder.

9.8    Specific Performance. The parties hereto acknowledge that money damages would be an inadequate remedy for any breach of this Agreement by any party hereto, and that the obligations of the parties hereto shall be enforceable by any party hereto through injunctive or other equitable relief.

9.9    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

9.10    WAIVER OF JURY TRIAL. EACH OF PARENT, ACQUISITION SUB AND STOCKHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, ACQUISITION SUB OR STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

9.11    Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery shall be sufficient to bind the parties to the terms of this Agreement.

9.12    Waiver. No failure on the part of Parent or Acquisition Sub to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent or Acquisition Sub in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Neither Parent nor Acquisition Sub shall be deemed to have waived any claim available to Parent or Acquisition Sub arising out of this Agreement, or any power, right, privilege or remedy of Parent or Acquisition under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent or Acquisition Sub, as applicable; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

9.13    Termination. This Agreement and all rights and obligations of the parties hereunder and thereunder shall terminate, and no party shall have any rights or obligations hereunder and thereunder, and this Agreement shall become null and void on, and have no further effect as of, after the Termination Date. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (a) nothing set forth in this Section 9.13 shall relieve any party from liability for any willful and material breach of this Agreement prior to termination hereof and (b) the provisions of this Section 9 shall survive any termination of this Agreement.

9.14    Directors and Officers. This Agreement applies to Stockholder solely in such Stockholder’s capacity as a holder of Subject Securities, and not to Stockholder or any representative of Stockholder serving as a director or officer of the Company in such capacity. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the exercise of his or her fiduciary duties as a director or officer of the Company or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of the Company or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

9.15    No Ownership Interest. All rights, ownership and economic benefits of and relating to the Subject Securities at a given time shall remain vested in and belong to Stockholder as of such time, and Parent shall have no authority to exercise any power or authority to direct Stockholder in the voting of any of the Subject Securities, except as otherwise specifically provided herein, or in the performance of Stockholder’s duties or responsibilities as a stockholder of the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

WAVE SYSTEMS CORP.

By:
Name:
Title:

JAZZ MERGERSUB, INC.

By:
Name:
Title:

[Tender and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by such authorized persons as of the day and year first written above.

STOCKHOLDER

Signature

Printed Name

Address:

Email:

[Tender and Support Agreement]

ANNEX A

Stockholder/Address*	Subject Securities	Company Common Stock	Company RSUs	Company Options
Anthony Zingale
Elisa Steele
Margaret Anne Breya
Stephen R. Darcy
Philip J. Koen
Robert Frankfurt
Thomas Reilly
Charles J. Robel
Gabrielle B. Toledano
Balaji Yelamanchili
Jeff Lautenbach
Bryan LeBlanc
Ofer Ben-David
David B. Puglia

*	Unless otherwise noted the Stockholder’s address is c/o Jive Software, Inc., 300 Orchard City Drive, Suite 100, Campbell, CA 95008.